Designated Filer:	Warburg Pincus & Co.
Issuer & Ticker Symbol:	Talon Therapeutics, Inc. [TLON]
Date of Event Requiring Statement:	July 3, 2012

Exhibit 99.3 - Joint Filers’ Signatures

WARBURG PINCUS PRIVATE EQUITY X, L.P.
By: Warburg Pincus X, L.P., its General Partner,
By: Warburg Pincus X LLC, its General Partner,
By: Warburg Pincus Partners LLC, its Sole Member,
By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare	Date: July 3, 2012
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS X PARTNERS, L.P.
By: Warburg Pincus X, L.P., its General Partner,
By: Warburg Pincus X LLC, its General Partner,
By: Warburg Pincus Partners LLC, its Sole Member,
By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare	Date: July 3, 2012
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS X, L.P.
By: Warburg Pincus X LLC, its General Partner,
By: Warburg Pincus Partners LLC, its Sole Member,
By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare	Date: July 3, 2012
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS X LLC
By: Warburg Pincus Partners LLC, its Sole Member,
By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare	Date: July 3, 2012
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS PARTNERS LLC
By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare	Date: July 3, 2012
Name: Scott A. Arenare
Title: Partner

Exhibit 99.3 - Joint Filers’ Signatures (cont’d)

WARBURG PINCUS LLC

By: /s/ Scott A. Arenare	Date: July 3, 2012
Name: Scott A. Arenare
Title: Managing Director

WARBURG PINCUS & CO.

By: /s/ Scott A. Arenare	Date: July 3, 2012
Name: Scott A. Arenare
Title: Partner

By: /s/ Scott A. Arenare	Date: July 3, 2012
Name: Charles R. Kaye
By: Scott A. Arenare, Attorney-in-Fact*

By: /s/ Scott A. Arenare	Date: July 3, 2012
Name: Joseph P. Landy
By: Scott A. Arenare, Attorney-in-Fact*

*
Power of Attorney given by Mr. Kaye was previously filed with the U.S. Securities & Exchange Commission (“SEC”) on March 2, 2006, as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

**	Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006, as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.